                                                                  EXHIBIT 10.18



                                                                                              ------------------------------
CONTRACT SUPPLEMENT                                   STATE OF CONNECTICUT                    CONTRACT AWARD NO.:
RFP-37 NEW 6/98 (Rev. 2/99)                  DEPARTMENT OF ADMINISTRATIVE SERVICES            RFP978-A-06-0302
                                                      PROCUREMENT SERVICES                    ------------------------------
Joann McAllister                          165 Capitol Avenue, Room G-8A, Ground Floor         Contract Award Date:
Buyer Name                                               PO Box 150414                        24 August 1998
                                                     Hartford, CT 06115-0414                  ------------------------------
(860)713-5080                                                                                 Proposal Due Date:
Buyer Phone Number                                                                            7 April 1997
                                                                                              ------------------------------
                                                                                              SUPPLEMENT DATE:
                                                                                              26 August 1999




============================================================================================================================
                          CONTRACT AWARD SUPPLEMENT #3
 IMPORTANT: THIS IS NOT A PURCHASE ORDER. DO NOT PRODUCE OR SHIP WITHOUT AN AGENCY PURCHASE ORDER.
============================================================================================================================
COMMODITY CLASS/SUBCLASS AND DESCRIPTION:
0018-099 - Request for Proposal for Electronic Business Solution for Government Procurement Process to State Agencies,
Municipalities, and Not for Profits
--------------------------------------------------------------- ------------------------------------------------------------
FOR: Department of Administrative Services                      TERM OF CONTRACT/DELIVERY DATE REQUIRED:
Procurement Services                                            August 24, 1998 in accordance with Contract Term "E"
165 Capitol Avenue                                              inclusive
Hartford, CT 06106
for All Using State Agencies, Political Subdivisions, Not for
Profits
                                                                ------------------------------------------------------------
                                                                AGENCY REQUISITION NUMBER: 169315



-------------------------------- ------------------------------ ------------------------------ -----------------------------
  CHANGE TO IN STATE (NON-SB)    CHANGE TO DAS-CERTIFIED SMALL     CHANGE TO OUT OF STATE        CHANGE TO TOTAL CONTRACT
        CONTRACT VALUE              BUSINESS CONTRACT VALUE            CONTRACT VALUE                  AWARD VALUE
-------------------------------- ------------------------------ ------------------------------ -----------------------------
                                                                                                          $ 0.00
-------------------------------- ------------------------------ ------------------------------ -----------------------------

NOTICE TO CONTRACTORS: This notice of award is not an order to ship. Purchase Orders against contracts will be furnished by the using agency or agencies on whose behalf the contract is made.

INVOICE SHALL BE RENDERED DIRECT TO THE ORDERING AGENCY.

NOTE: Dollar amounts listed next to each contractor are possible award amounts, however, they do not reflect any expected purchase amounts (actual or implied). They are for CHRO use only.

NOTICE TO AGENCIES: A complete explanatory report shall be furnished promptly to the Procurement Manager concerning items delivered and/or services rendered on orders placed against awards listed herein which are found not to comply with the specifications or which are otherwise unsatisfactory from the agency's viewpoint, as well as failure of the contractor to deliver within a reasonable period of time specified. Please issue orders and process invoices promptly.

CASH DISCOUNTS: Cash discounts, if any, shall be given SPECIAL ATTENTION, but such cash discount shall not be taken unless payment is made within the discount period.

PRICE BASIS: Unless otherwise noted, prices include delivery and transportation charges fully prepaid f.o.b. agency. No extra charge is to be made for packing or packages.

----------------------------------------------------------------------------------------------------------------------------
CONTRACTOR INFORMATION
----------------------------------------------------------------------------------------------------------------------------
Company Name:  DIGITAL COMMERCE CORP. INC.
Address:  11180 SUNRISE VALLEY DRIVE, RESTON, VA 20191-4367

Tel. No.:  (610) 354-9500                                Fax No.:  (610) 354-9590     Contract Value:  $
Contact Person:  BILL BROWNE                             SSN/FEIN No.: 54-1766836     Delivery:  AS REQUIRED
Certification Type (SBE, MBE, WBE or None): NONE         Terms:  NET 45 DAYS          Agrees to Supply Political SubDivisions:  YES

Company E-Mail Address and/or Company Web Site:  www.dmx.com
----------------------------------------------------------------------------------------------------------------------------

Contract assigned to Digital Commerce Corporation

                                APPROVED
                                          -------------------------------------
                                          JIM PASSIER
                                          Procurement Manager
                                          (Original Signature on Document in
                                              Procurement Files)


DATE ISSUED 26 AUGUST, 1999


                                                                                              ------------------------------
CONTRACT SUPPLEMENT                                   STATE OF CONNECTICUT                    CONTRACT AWARD NO.:
RFP-37 NEW 6/98 (Rev. 2/99)                  DEPARTMENT OF ADMINISTRATIVE SERVICES            RFP978-A-06-0302
                                                      PROCUREMENT SERVICES                    ------------------------------
Joann McAllister                          165 Capitol Avenue, Room G-8A, Ground Floor         Contract Award Date:
Buyer Name                                               PO Box 150414                        24 August 1998
                                                   Hartford, CT 06115-0414                    ------------------------------
(860)713-5080                                                                                 Proposal Due Date:
Buyer Phone Number                                                                            7 April 1997
                                                                                              ------------------------------
                                                                                              SUPPLEMENT DATE:
                                                                                              31 July 1999


============================================================================================================================
                          CONTRACT AWARD SUPPLEMENT #3
 IMPORTANT: THIS IS NOT A PURCHASE ORDER. DO NOT PRODUCE OR SHIP WITHOUT AN AGENCY PURCHASE ORDER.
============================================================================================================================
COMMODITY CLASS/SUBCLASS AND DESCRIPTION:
0018-099 - Request for Proposal for Electronic Business Solution for Government Procurement Process to State Agencies,
Municipalities, and Not for Profits
--------------------------------------------------------------- ------------------------------------------------------------
FOR: Department of Administrative Services                      TERM OF CONTRACT/DELIVERY DATE REQUIRED:
Procurement Services                                            August 24, 1998 in accordance with Contract Term "E"
165 Capitol Avenue                                              inclusive
Hartford, CT 06106
for All Using State Agencies, Political Subdivisions, Not for
Profits
                                                                ------------------------------------------------------------
                                                                AGENCY REQUISITION NUMBER: 169315
-------------------------------- ------------------------------ ------------------------------ -----------------------------
  CHANGE TO IN STATE (NON-SB)    CHANGE TO DAS-CERTIFIED SMALL     CHANGE TO OUT OF STATE        CHANGE TO TOTAL CONTRACT
        CONTRACT VALUE              BUSINESS CONTRACT VALUE            CONTRACT VALUE                  AWARD VALUE
-------------------------------- ------------------------------ ------------------------------ -----------------------------
                                                                                                          $ 0.00
-------------------------------- ------------------------------ ------------------------------ -----------------------------

NOTICE TO CONTRACTORS: This notice of award is not an order to ship. Purchase Orders against contracts will be furnished by the using agency or agencies on whose behalf the contract is made.

INVOICE SHALL BE RENDERED DIRECT TO THE ORDERING AGENCY.

NOTE: Dollar amounts listed next to
each contractor are possible award amounts, however, they do not reflect any expected purchase amounts (actual or implied). They are for CHRO use only.

NOTICE TO AGENCIES: A complete explanatory report shall be furnished promptly to the Procurement Manager concerning items delivered and/or services rendered on orders placed against awards listed herein which are found not to comply with the specifications or which are otherwise unsatisfactory from the agency's viewpoint, as well as failure of the contractor to deliver within a reasonable period of time specified. Please issue orders and process invoices promptly.

CASH DISCOUNTS: Cash discounts, if any, shall be given SPECIAL ATTENTION, but such cash discount shall not be taken unless payment is made within the discount period.


PRICE BASIS: Unless otherwise noted, prices include delivery and transportation charges fully prepaid f.o.b. agency. No extra charge is to be made for packing or packages.

-----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
Company Name: DIGITAL COMMERCE CORP. INC.
Address: 11180 SUNRISE VALLEY DRIVE, RESTON, VA 20191-4367

Tel. No.: (610) 354-9500                            Fax No.: (610) 354-9590          Contract Value: $
Contact Person: BILL BROWNE                         SSN/FEIN No.: 54-1766836         Delivery: AS REQUIRED
Certification Type (SBE, MBE, WBE or None): NONE    Terms: NET 45 DAYS               Agrees to Supply Political SubDivisions: YES

Company E-Mail Address and/or Company Web Site: www.dmx.com
-----------------------------------------------------------------------------------------------------------------------------------

Contract assigned to Digital Commerce Corporation

                        APPROVED
                                 ---------------------------------------------
                                 JIM PASSIER
                                 Procurement Manager
                                 (Original Signature on Document in Procurement
                                    Files)


DATE ISSUED:  31 JULY 1999

                                                                                              ------------------------------
CONTRACT AWARD                                      STATE OF CONNECTICUT                      CONTRACT AWARD NO.:
_P-38 rev. 11/97                            DEPARTMENT OF ADMINISTRATIVE SERVICES             RFP978-A-06-0302-C
                                                    PROCUREMENT SERVICES                      ------------------------------
Jim Passier                              165 Capitol Avenue, Room G-8A, Ground Floor          Contract Award Date:
Procurement Manager                                     PO Box 150414                         24 August 1998
                                                   Hartford, CT 06115-0414                    ------------------------------
(860)713-5086                                                                                 Bid Opening Date:
Telephone Number                                                                              7 April 1998



============================================================================================================================
                                 CONTRACT AWARD
 IMPORTANT: THIS IS NOT A PURCHASE ORDER. DO NOT PRODUCE OR SHIP WITHOUT AN AGENCY PURCHASE ORDER.
============================================================================================================================
COMMODITY CLASS/SUBCLASS AND DESCRIPTION:
0018-099 - Request for Proposal for Electronic Business Solution for Government Procurement Process to State Agencies,
municipalities, and Not for Profits
--------------------------------------------------------------- ------------------------------------------------------------
FOR: Department of Administrative Services                      TERM OF CONTACT/DELIVERY DATE REQUIRED:
Procurement Services                                            August 24, 1998 in accordance with Contract "E" inclusive
165 Capitol Avenue
Hartford, CT 06106
for All Using State Agencies, and Political Subdivisions, Not
for Profits
                                                                ------------------------------------------------------------
                                                                AGENCY REQUISITION NUMBER: 169315
-------------------------------- ------------------------------ ------------------------------ -----------------------------
       IN STATE (NON-SB)             DECD CERTIFIED SMALL               OUT OF STATE                  TOTAL CONTRACT
        CONTRACT VALUE              BUSINESS CONTRACT VALUE            CONTRACT VALUE                  AWARD VALUE
-------------------------------- ------------------------------ ------------------------------ -----------------------------
          $100,000.00                                                                                  $100,000.00
-------------------------------- ------------------------------ ------------------------------ -----------------------------


NOTICE TO CONTRACTORS: This notice of award is not an order to ship. Purchase Orders against contracts will be furnished by the using agency or agencies on whose behalf the contract is made.

INVOICE SHALL BE RENDERED DIRECT TO THE ORDERING AGENCY.

NOTE: Dollar amounts listed next to each contractor are possible award amounts, however, they do not reflect any expected purchase amounts (actual or implied). They are for CHRO use only.

NOTICE TO AGENCIES: A complete explanatory report shall be furnished promptly to the Procurement Manager concerning items delivered and/or services rendered on orders placed against awards listed herein which are found not to comply with the specifications or which are otherwise unsatisfactory from the agency's viewpoint, as well as failure of the contractor to deliver within a reasonable period of time specified. Please issue orders and process invoices promptly.

CASH DISCOUNTS: Cash discounts, if any, shall be given SPECIAL ATTENTION, but such cash discount shall not be taken unless payment is made within the discount period.

PRICE BASIS: Unless otherwise noted, prices include delivery and transportation charges full prepaid f.o.b. agency. No extra charge is to be made for packing or packages.


----------------------------------------------------------------------------------------------------------------------------
CONTRACTOR INFORMATION:
----------------------------------------------------------------------------------------------------------------------------
Company Name: IMB CORPORATION
Address: ONE COMMERCIAL PLAZA, HARTFORD, CT 06103

Tel. No.: (860) 727-6149                               Fax No.: (860) 727-6265         Contract Value: $100,000.00
Contact Person: MICHAEL DAHLEM                         SSN/FEIN No.: ###-##-####       Delivery:
Certification Type (SBE, MBE, WBE or None): NONE       Terms: NET 45 DAYS              Agrees to Supply Political SubDivisions: YES

Company E-Mail Address and/or Company WebSite:
----------------------------------------------------------------------------------------------------------------------------


                        APPROVED
                                   --------------------------------------------
                                   JIM PASSIER
                                   Procurement Manager

DATE ISSUED:  24 AUGUST 1998

             ASSIGNMENT AGREEMENT FOR CONTRACT RFP 978-A-06-0302-C


International Business Machines Corporation (IBM) and The Department of Administrative Services (DAS), an executive branch agency of the State of Connecticut have entered into a Contract (RFP 978-A-06-0302-C) to provide certain services described therein. IBM and DAS wish to assign IBM's rights and obligations under that Contract to Datamatix, Inc. Therefore, in consideration of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:


1. That IBM assigns all its right and obligations under this contract to Datamatix, Inc. on the effective date shown.

2. That IBM will transfer the $100,000 payment made by the State of Connecticut from IBM to Datamatix promptly following execution of this agreement and in no event greater than 14 days after execution.

3. Pursuant to Public Act 97-9 of the June 18 Special Session, The Department of Information Technology (DOIT) is vested with the statutory authority to enter into this Agreement. Accordingly, this Agreement shall not be considered valid and enforceable unless and until the agency head of DOIT is a signatory to this Agreement.

4. That IBM shall have no further liability to the State of Connecticut or Datamatix in connection with the Contract, Datamatix's performance thereunder, or the IBM payment described in section 2 above.

5. This Contract is being assigned to Datamatix by IBM in response to a direct request by DAS. IBM has satisfactorily performed all of its contractual responsibilities with respect to this Contract and has not otherwise breached any material obligation of the Contract.

6. Datamatix hereby assumes all obligations, liabilities, and duties under the contract and promises to perform and discharge all obligations and duties of IBM under the contract from the effective date of this agreement, for the remainder of the term.

7. That DAS and IBM, will, within 30 days of the effective date of this agreement, formally notify all parties subscribing to services provided via the Contract that Datamatix, Inc. has been assigned all of IBM's rights and obligations contained therein. The content of such formal notification will be mutually agreed to by DAS and IBM.


IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized agents on the day and year indicated below.


IBM                                                           Sponsor

By:                                                           By:
    -------------------------------------------------             ---------------------------------------------

Name:                                                         Name:
      -----------------------------------------------               -------------------------------------------

Title:                                                        Title:
       ----------------------------------------------                 -----------------------------------------

Date:                                                         Date:
      -----------------------------------------------                ------------------------------------------

Datamatix                                                     DOIT
By:                                                           By:
     ------------------------------------------------               -------------------------------------------

Name:                                                         Name:
     ------------------------------------------------               -------------------------------------------

Title:                                                        Title:
     ------------------------------------------------               -------------------------------------------

Date:                                                         Date:
     ------------------------------------------------               -------------------------------------------


Attorney General

By:
     ------------------------------------------------

Name:
       ----------------------------------------------
Title:
       ----------------------------------------------
Date:
      -----------------------------------------------

                               IBM COMMERCEPOINT

          SPONSOR GOVERNMENT PARTICIPATION AGREEMENT FOR ORDERLINK(TM)
                                    SERVICES


         Pursuant to Conn. Gen. Stat. section 4a-50 et seq., as amended by Connecticut's Public Act 97-9 of the June 18, 1997 Special Session, this Agreement is entered into on this ____ day of _______ 1998, between the Department of Administrative Services, an executive branch state agency of the State of Connecticut, with its principal place of business at 165 Capital Ave, Hartford, Connecticut (the "Sponsor"), and IBM Corporation, with its principal business location at 6710 Rockledge Drive, Bethesda, Maryland 20817 ("IBM").

                                   BACKGROUND

         The Sponsor routinely solicits and issues master contracts ("Master Contracts") with suppliers ("Vendors") so as to provide the best available prices and an easy ordering mechanism for frequently purchased goods and services by the Sponsor and other state agencies. In addition to other state agencies, the Sponsor also allows municipalities, and non-profit organizations (e.g., school systems) (collectively "Users"), to purchase from these Master Contracts.

         The Sponsor desires to make its Master Contracts available to Users in an on-line electronic format. Datamatix, Inc. ("DMX") has developed a software application called OrderLink(TM). DMX has authorized IBM to market and distribute OrderLink(TM) as an Internet-based service. IBM has agreed to offer OrderLink(TM) to all current and future Sponsor Master Contract Users as an Internet-based World Wide Web service. IBM has agreed to provide and maintain this service for the Sponsor in accordance with the terms of this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

A.       DESCRIPTION OF OrderLink(TM) SERVICE

         During the term of this Agreement:

                  1. The OrderLink(TM) Service shall be offered to all Sponsor Users.

                  2. OrderLink(TM) shall be accessible on the World Wide Web via the Internet. Users shall be responsible for providing their own Internet access. OrderLink(TM) access shall be controlled by password to ensure only Users may place orders. OrderLink(TM) shall be compatible with the version of Microsoft's or Netscape's browser software currently available at the time of execution of this Agreement. The method of access to OrderLink(TM) shall be through a hotlink from the State of Connecticut Internet Home Page and/or via hotlinks from other recognized associations within the state.

                  3. Users shall be able to use the OrderLink(TM)service to read, search, and place orders against Master Contracts.

                  4. Master Contracts placed on OrderLink OrderLink(TM) shall be accessible in an ASCII delimited, electronic, consistent format and shall be updated by IBM on a bi-weekly basis using data supplied by the Sponsor. The data format shall meet the specifications identified in Attachment C.

                  5.       Uses shall be able to search each Master Contract:

                           A. By contract number used by the State of
                              Connecticut;

                           B. By vendor and

                           C. By key word search.

                  6.       Users shall be able to see:

                           A. Summary lines for each Master Contract.

                           B. Each detailed line item with full item
                              description, minimum order quantities.

                           C. Current price unless Master Contract refers User
                              to vendor's catalog or any document not included in the Master Contract, and

                           D. Terms and Conditions of the Master Contract.

                  7. Subject to Section C below, users shall be able to place orders against Master Contracts while online. Such orders shall be sent to the Vendor via Internet E-mail, Electronic Data Interchange (EDI), or optionally by FAX.

                  8. Users shall be able to print out or download to their PCs, excerpts of Master Contracts such as line items, for their use. IBM shall provide an electronic data download capability for extracting data in a single, mutually agreed format from OrderLink(TM) for the purpose of report generation by the Sponsor. Additional data format downloads, other than for report generation, shall be provided on a billable basis at the labor rates identified in Attachment B.

                  9. Vendors shall have the option to pay IBM for "hotlinks" from the Master Contracts on OrderLink(TM) to the Vendors' own Web sites in order to let Users know more about the Vendor companies, their new products, or even to show pictures or demonstrations of their products, if the Vendor chooses to provide such product information. IBM has no responsibility for the information provided on any third party Web site.

                  10. Access to each Master Contract shall be secured at multiple levels. All Users shall have a password to query the contract databases or see contract details. A second password level shall further restrict access to placing orders to authorized representatives of Users. Additional access shall also be provided for viewing reports in the system.

                  11. The Sponsor agrees to deliver to IBM, on diskette or through electronic download, all Master Contracts in ASCII delimited consistent data format as specified in Attachment C. In the event the Sponsor does not have sufficient resources to provide said Master Contracts in the required format, IBM shall provide services to convert the data to the desired format on a mutually agreeable billable basis to the Sponsor. However, the state may elect to procure these services from another vendor and provide the output to IBM.

                  12. The OrderLink(TM) service is solely a means to convey contract information and to facilitate the placement of orders. Filling orders and otherwise complying with the Master Contract is the sole responsibility of Vendor. IBM shall have no responsibility for performance under the Master Contract.

                  13. IBM shall make reasonable efforts to make new or revised vendor contracts available on OrderLink(TM) within 15 business days of their receipt by IBM provided the data is received in the required format (see Attachment C). IBM retains the right to remove contracts from OrderLink(TM) that are not utilized by Users for placing orders with vendors or where vendors refuse to participate in the service. IBM shall meet with the Sponsor on a quarterly basis to discuss and review the purchase utilization levels of each contract hosted in OrderLink(TM). Contracts with insufficient levels of purchase utilization will be identified as candidates for action and possible removal.

B.  ROYALTIES PAID TO SPONSOR.

                  1. IBM shall pay the Sponsor, a royalty in the amount of 10% of the OrderLink(TM) Transaction Fee for orders placed by Users through OrderLink(TM). This royalty fee shall be paid upon the successful completion and ongoing support by the Sponsor of all activities listed in Attachment A to this agreement. All monies due the Sponsor by IBM shall be paid on a quarterly basis.

                  2. IBM's obligation to pay under the terms of B.1 above shall be based only on fees collected from Vendors. The Sponsor shall maintain the right to independently audit the copies of invoices from IBM to the Master Contact Vendors. IBM shall meet with the Sponsor on a quarterly basis to report on all vendors delinquent in payment of the OrderLink(TM) Transaction Fee. IBM and the Sponsor shall work together in developing a course of action against the vendor to resolve the payment issue.

C.  SPONSOR AND IBM RESPONSIBILITIES

                  1. Sponsor and IBM shall have such responsibilities as provided in this Agreement and Attachment A.

D.  MAINTENANCE AND DOCUMENTATION.

                  1.       IBM shall provide maintenance for
                           OrderLink(TM) (collectively, the "Services") during the term of this Agreement, without any additional cost or charge to the Sponsor, any User or any Vendor. IBM agrees that it shall use its reasonable good faith efforts to correct any error, malfunction, or defect in OrderLink(TM) or such Services, to cause OrderLink(TM) to operate, and the Services to conform, substantially in accordance with the documentation delivered under Section D.2, and to maintain the accuracy and timeliness of the information contained on the OrderLink(TM) service.

                  2. IBM shall provide each User with electronic access to the appropriate documentation sources for the OrderLink(TM) Service at no cost or charge to such User or the Sponsor. IBM shall make such documentation available on-line for Users or Sponsors that access the Services.

E.  TERM AND TERMINATION.

                  1. The term of this Agreement shall commence from the date of contract execution and shall remain in effect unless terminated in accordance with this section (E). After three (3) years from the commencement date of this contract, IBM and the Sponsor shall retain the right to renegotiate pricing and terms of the contract as mutually agreed.

                  2.       This Agreement may be terminated:

                           A. By Sponsor, at its option if: (i) IBM fails to pay the Sponsor any amount due hereunder within ten days after Sponsor sends written notice to IBM of such failure; or (ii) IBM breaches any of its other obligations under this Agreement in any material respect and fails to cure such breach within 30 days of Sponsor's written notice to IBM of such breach.

                           B. By IBM, at its option, if the Sponsor breaches any of its obligations under this Agreement in any material respect and fails to cure such breach within 30 days of IBM written notice to the Sponsor of such breach;

                           C. By either party, at its option, immediately upon written notice to the other party if:
                                    (i) such other party makes an assignment for the benefit of its creditors; (ii) such other parry becomes insolvent; (iii) such other party institutes proceedings for its full or partial liquidation or dissolution; (iv) such other party is adjudged bankrupt by a court of competent jurisdiction; (v) a trustee or receiver is appointed for such other party or any substantial part of its assets; (vi) a voluntary or involuntary petition under the United Sponsors Bankruptcy Code or other similar law, whether Sponsor or federal, for the relief of debtors is filed against such other party and not discharged within 30 days; or (vii) such other party consents to the appointment of a receiver of a trustee for itself or any substantial portion of its assets; or

                  D. By either party upon 3 month's written notice. In the event the contract is terminated by the Sponsor within the first year, IBM shall be compensated, by the Sponsor, for all up-front expenditures incurred on tire implementation of the program up to the effective date of termination. The upfront expenditures include, but are not necessarily limited to program and project management, direct marketing campaign support, contract loading, communication programs and advertising. If the Sponsor terminates the contract within the first year, IBM shall not have an obligation -- subsequent to such termination -- to remit to the Sponsor a royalty or rebate.

         3. Upon any expiration or termination of this Agreement, IBM shall deliver to the Sponsor a copy of all Master Contracts then resident on OrderLink(TM). IBM shall certify to the Sponsor in writing that all copies of the data (regardless of where or how stored) have been returned to the Sponsor. The expiration or termination of this Agreement shall not excuse either party from any breach of this Agreement prior to such termination and full legal and equitable remedies shall remain available therefore, nor shall it change or eliminate IBM's obligation to make payment required to be made hereunder with respect to any period prior to the date of expiration or termination.

F.  WARRANTIES.

         1. IBM represents to the Sponsor that it has been authorized by DMX to grant the Sponsor and Users the right to access OrderLink(TM) and to use the services: a copy of the pertinent language from DMX's license to IBM is attached hereto as Attachment E and is incorporated by reference into this agreement

         2. IBM represents and warrants that, at the time at which the Services are first made available to Users and for the term of this Agreement, OrderLink(TM)shall perform, and the Services conform substantially to the documentation discussed in Section D.2. IBM makes this warranty solely to the extent of DMX's warranty to IBM, which appears in Attachment E. In the event that IBM breaches this warranty, the Sponsor may cause IBM to cure the problem or terminate the agreement if IBM is unable to correct the problem. If the Sponsor terminates the agreement because IBM is unable to correct the problem, IBM will refund the initial startup fee paid by the Sponsor, offset by any rebate paid to Sponsor.

         3. THESE WARRANTIES REPLACE ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IBM has no responsibility for Users' connection to the Internet or to the World Wide Web through its Internet service provider(s).

G.  INDEMNIFICATION.

         1. IBM agrees to indemnify the Sponsor solely to the extent of DMX's indemnity to IBM, attached hereto as Attachment E and incorporated by reference into this Agreement.

H.  LIABILITIES.

         1. IN NO EVENT SHALL EITHER IBM OR THE SPONSOR BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR PERFORMANCE OF THE SERVICES HEREUNDER.

         2. The above limitation shall not apply to damages for bodily injury (including death) and damage to personal property for which IBM is legally liable.

                  Circumstances may arise where, because of a default on our part or other liability, you are entitled to recover damages from us. In each such instance, regardless of the basis on which you are entitled to claim damages from us (including fundamental breach, negligence, misrepresentation, or other contract or tort claim), we are liable only for:

                  A. Damages for bodily injury (including death) and damage to real property and tangible personal property: and

                  B. The amount of any other actual direct damages or loss, up to the greater of $100.000 or the charges (if recurring, 12 months charges apply) for the Product and Service that is the subject of the claim.

                    ITEMS FOR WHICH IBM IS NOT LIABLE

                    Under no circumstances are we, our subcontractors, or Program developers liable for any or the following:

                    1. Loss of, or damage to, your records or data; provided, however, that IBM shall take all steps necessary to safeguard data, files, reports or other information from loss, destruction or erasure. Any costs or expenses of replacing or damages resulting from the loss of such data shall be borne by IBM when such loss or damage occurred through its negligence, or

                    2. Special, incidental, or indirect damages or for any economic consequential damages (including lost profits or savings), even if we are informed of their possibility.

I.  GENERAL.

         1. Independent Vendor. Each party shall be and act as an independent contractor and not as an agent or partner of the other party. Neither party by virtue of this Agreement shall have any right, power or authority to act or create any obligation, express or implied on behalf of the other party hereto, or on behalf of any User or any Vendor. Except as expressly provided in this Agreement or as may be subsequently agreed between the parties in writing, all expenses incurred by either party in furtherance of the terms of this Agreement shall be borne by the party incurring such expense.

         2. Notices. All notices, requests, demands and other communications required or permitted to be made hereunder shall be in writing and shall be deemed duly given if hand delivered, certified mail, return receipt requested, first class postage prepaid, or sent by nationally recognized overnight delivery service, in each case addressed to the party entitled to receive the same at the address specified below:

                           IF TO SPONSOR, THEN TO:                         IF TO IBM, THEN TO:

                           JAMES R. PASSIER, ROOM G8-A                     IBM CORPORATION

                           PROCUREMENT MANAGER                             MR. MICHAEL DAHLEM

                           165 CAPITOL AVENUE, HARTFORD, CT 06106          ONE COMMERCIAL PLAZA, HARTFORD, CT


         3. Trademarks. Datamatix name and logo, the names of Services, and any trademarks used in connection with Services are the property of IBM and Datamatix. Sponsor is authorized to use these trademarks for the purpose of marketing the Services and furthering the purposes of this Agreement, and otherwise in accordance with IBM instructions and guidelines for usage.

         4. Products. Other than as expressly provided for herein, any hardware, software or services will be provided to the Sponsor under a separate agreement.

         5. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and supersedes all prior agreements, promises, discussions, understandings, inducements or conditions, express or implied oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of trade inconsistent with any of the terms hereof.

         6. Order of Precedence For the term of this contract, the order of precedence in determining any and all discrepancies between the documents comprising this Agreement shall be:

                  A. The contract, including Attachments A-E and all subsequent amendments,

                  B. IBM's proposal dated August 28, 1997 complete with all attachments, and

                  C.       The RFP (RFP 978-A-6-302-C) dated July 25, 1997.

         7. Set Aside Goals IBM has provided in Attachment D the IBM Corporate Small Business Subcontracting Plan approved by the Federal government which affirms our corporate obligation to affirm such goals on a national basis.

         8. Exclusion of Taxes from Prices The State of Connecticut is exempt from the payment of excise and sales taxes imposed by the Federal Government and/or the State. IBM has no provision in its pricing for any other applicable taxes which if applicable, will be included as a separate item on our invoice.

         9. Control of Contract Events and Timing Timing and sequence of events resulting from this contract will be proposed by the Sponsor and mutually agreed to between the parties.

         10. Subcontractors The Sponsor hereby approves any and all subcontractors utilized by IBM, provided a list of all subcontractors is provided to Sponsor prior to execution of this contract. IBM acknowledges that any work provided under the contract is work conducted on behalf of the State and that the Commissioner of DAS or her designee may communicate directly with any subcontractor as determined by mutual agreement of the parties in writing. Sponsor approval is required for a replacement subcontractor who will provide services under this agreement. IBM will provide written notification and Sponsor agrees that approval of the replacement subcontractor will not be unreasonably withheld. Sponsor approval is authorized should Sponsor not respond in writing within 15 calendar days.

         12. Confidentiality of Data The Sponsor represents that any data provided to IBM under this Agreement is not confidential, as defined in the state of Connecticut's Freedom of Information Act. Should any confidential data be subsequently provided by the Sponsor to IBM, a separate agreement, mutually agreed to by the parties, for the Exchange of Confidential Information will be executed.

         13. Assignment; Successors and Assigns. Except as expressly provided herein, neither party may assign or transfer, in whole or in part, this Agreement or any of its rights or obligations hereunder, whether voluntarily, by operations of law or otherwise, without the prior written consent of the other party hereto. This Agreement, and all rights and powers granted hereby, shall be binding upon and ensure to the benefit of the parties hereto and their respective successors and permitted assigns.

         14. No Third Patty Beneficiaries. The parties specifically intend and agree that no one other than the parties to this Agreement, including without limitation any User or any Vendor, is or shall be deemed to be a third party beneficiary of any of the rights or obligations set forth in this Agreement.

         15. Waivers, Amendments. No modification or amendment of this Agreement or waiver of any provision of this Agreement shall be valid unless in writing and signed by both parties.

         16. Severability. The provisions of this Agreement are independent of and severable from each other. No provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any one or more of the other provisions hereof may be invalid or unenforceable in whole or in part.

         17. Headings. The titles of the Sections and subsections are for convenience only and are not in any way intended to limit or amplify the terms or conditions of this Agreement.

         18. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one Agreement. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories hereto.

         19. Governing Law. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Connecticut.

         20. Availability to "Piggy-Back". It is understood and agreed by the parties that this Agreement is being entered into based on a publicly held, competitive competition and award process where proposals were received after the Sponsor advertised in a local newspaper and solicited proposals for Electronic Commerce Services. It is further agreed that neither party has any objections to other governmental entities/agencies entering into similar agreements based primarily upon the terms and conditions set forth in the RFP, IBM's response, and resultant Agreement. The parties also recognize that other governmental entities/agencies may not receive the same terms and conditions as the Sponsor, and execution of a similar Agreement is required.

         21. Pursuant to Public Act 97-9 of the June 18 Special Session, the Department of Information ("DOIT") is vested with the statutory authority to enter into this Agreement. Accordingly, this Agreement shall not be considered valid and enforceable unless and until the agency head of DOIT is a signatory to this Agreement.


       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized agents on the day and year first above written.

       IBM                                                    SPONSOR


       By:                                                    By:
           -------------------------------                         ------------------------------
           (Authorized Signature)                                  (Authorized Signature)


       Name: Mr. Michael Dahlem                               Name: James Passier
             -----------------------------                          -----------------------------

       Title:   Business Unit Executive                       Title: Procurement Manager
                State of Connecticut IBM
             -----------------------------                          -----------------------------

       Date:                                                  Date:
                ---------------------------                          ----------------------------


Agreed to as to form:

State of Connecticut
Office of the Attorney General


By:
    ---------------------------
    Authorized Signature



Name:
      -------------------------
      (Type or Print)

Date:

---------------------------------------

State of Connecticut

Department of Information Technology


By:

---------------------------------------



Chief Information Officer

Name:

---------------------------------------
      Gregg ("Rock") Regan

                                  ATTACHMENT A

                             AGREEMENT BETWEEN THE

      CONNECTICUT DEPARTMENT OF ADMINISTRATIVE SERVICES (SPONSOR) AND IBM

Roles and Responsibilities

IBM shall provide the Sponsor a revenue share from supplier fees collected on purchases from established government contracts. IBM intends to negotiate an OrderLink(TM) Transaction Fee, paid by each supplier to the service, based on the total purchase order amount processed through the service. IBM shall share 10% of the OrderLink(TM) Transaction Fee with the sponsoring organization based on the level of commitment and sponsorship. The categories below identify task activities that IBM and the Sponsor shall complete as part of this agreement.



-----------------------------------------------------                    ---------------------------
                   ACTIVITIES                                                 RESPONSIBILITY
-----------------------------------------------------                    ---------------------------
Provide list of contacts: key executives, top                                     Sponsor
purchasing contacts, purchasing users, including
titles, mail addresses and telephone numbers, for
state and local governments and political
subdivisions that are members of cooperative
purchasing programs. This data must be provided in
electronic, ASCII delimited and consistent format.
-----------------------------------------------------                    ---------------------------
Create and distribute letter endorsing the service                                Sponsor
to all state agencies, and local governments and
political subdivisions that are members to the
cooperative purchasing program.
-----------------------------------------------------                    ---------------------------
Advertise OrderLink(TM) service on Sponsor's                                      Sponsor
web page with links to IBM, Datamatix, and
EC4GOV web sites.
-----------------------------------------------------                    ---------------------------
Written and telephone contact with senior officers                                Sponsor
of associations with membership from counties,
cities and municipalities, school districts,
universities and colleges and transit authorities.
-----------------------------------------------------                    ---------------------------

-----------------------------------------------------                    ---------------------------
                   ACTIVITIES                                                 RESPONSIBILITY
-----------------------------------------------------                    ---------------------------
Eliminate within six months mass distribution of                                   Sponsor
Master Contracts to all state agencies and
cooperative purchasing entities. Paper distribution
of contracts will be supported on a "per request"
basis.
-----------------------------------------------------                    ---------------------------
Provide OrderLink(TM) training and help desk                                         IBM
facilities. Training may include use of IBM or
Sponsor facilities and personnel to demonstrate,
train and promote OrderLink(TM).
-----------------------------------------------------                    ---------------------------
Include requirements in future solicitations to                                    Sponsor
mandate vendor sign-up and participation. The types
of solicitations shall include Master Term
Contracts for commodity items. This shall not include
solicitations for spot buys.
-----------------------------------------------------                    ---------------------------
-----------------------------------------------------                    ---------------------------
                     ACTIVITIES                                               RESPONSIBILITY
-----------------------------------------------------                    ---------------------------
Create and distribute letters endorsing the service                                Sponsor
to State suppliers that hold a statewide contracts.
Sponsor will work this activity in conjunction with
IBM marketing programs.
-----------------------------------------------------                    ---------------------------
Telephone or personal contact to all statewide term                                Sponsor
contract vendors soliciting participation. Vendors
holding contracts for spot buys shall not be
included.
-----------------------------------------------------                    ---------------------------
Complete the Pre-Campaign checklist for direct                                   IBM, Sponsor
marketing activity
-----------------------------------------------------                    ---------------------------
Provide statewide contracts in electronic ASCII                                    Sponsor
delimited and consistent format to IBM (See
Attachment C).
-----------------------------------------------------                    ---------------------------

-----------------------------------------------------                    ---------------------------
                   ACTIVITIES                                                   RESPONSIBILITY
-----------------------------------------------------                    ---------------------------
Provide timely, electronic updates of contract                                      Sponsor
information in electronic ASCII delimited and
consistent format.
-----------------------------------------------------                    ---------------------------
Provide list of supplier's contacts, mail addresses                                 Sponsor
and telephone numbers for each statewide contract.
This data must be provided in electronic, ASCII
delimited and consistent format.
-----------------------------------------------------                    ---------------------------
Guarantee IBM an exclusive electronic delivery                                      Sponsor
channel to suppliers for electronic purchasing from
statewide contracts over the Internet/Intranet
except in the case where an electronic delivery
channel already exists at the time of this contract
ratification.
-----------------------------------------------------                    ---------------------------
Participate in monthly meetings to discuss status,                                IBM, Sponsor
progress and future strategy.
-----------------------------------------------------                    ---------------------------
Provide testimonials and presentations at industry                                IBM, Sponsor
shows and Sponsor meetings and promotions.
-----------------------------------------------------                    ---------------------------
Act as a positive reference account for IBM if IBM                                  Sponsor
performance warrants.
-----------------------------------------------------                    ---------------------------
Publish positive articles on the use of OrderLink(TM)                             IBM, Sponsor
if warranted.
-----------------------------------------------------                    ---------------------------
Document process improvements in purchasing and                                   IBM, Sponsor
publish white papers on the subject if warranted.
-----------------------------------------------------                    ---------------------------


-----------------------------------------------------                    ---------------------------
                   ACTIVITIES                                                   RESPONSIBILITY
-----------------------------------------------------                    ---------------------------
Support an interface to the SAAAS system for                                         IBM
transferring required data. The development of the
interface shall be performed by IBM on a billable
basis as mutually agreed. IBM shall make available
an electronic feed of currently available financial
information from OrderLink(TM) to the SAAAS system
through this interface on a periodic basis (as
mutually agreed by parties) at "no charge."
-----------------------------------------------------                    ---------------------------
Operational Requirements                                                             IBM
1. All aspects of the application shall be Year 2000
Compliant

2. Application availability shall be 24 hours per day, seven days per week, with a 3-4 hour maintenance period each Sunday.

3. Service shall be operated in a production environment and all planned outages shall be performed off-hours with advanced notice to the users.

4. Data security shall be provided via Userid and
Passwords.
-----------------------------------------------------                    ---------------------------
IBM shall waive the one-time fee of $395 for all                                     IBM
Connecticut Certified Small Business Enterprises
(CSBEs) that hold a Master Contract.  The Sponsor
is responsible for all marketing efforts to the
CSBEs.  IBM shall load CSBE contracts in
OrderLink(TM) upon execution of the supplier
agreement by each CSBE.
-----------------------------------------------------                    ---------------------------

                                  ATTACHMENT B

                          ELECTRONIC COMMERCE PRICING

SPONSOR (DAS) PRICING:

------------------------------- ---------------------------------- -------------
Product                         Contract Price                     Sponsor Fee
------------------------------- ---------------------------------- -------------
OrderLink(TM)                   $100,000 - Initial Fee             N/A
------------------------------- ---------------------------------- -------------
Legacy System Integration       See pricing for Consulting         N/A
                                Services
------------------------------- ---------------------------------- -------------
Consulting Services             See pricing tables; Labor Rate     N/A
                                Structure
------------------------------- ---------------------------------- -------------
World Source                    Priced at a Later Date             Not Included
------------------------------- ---------------------------------- -------------
World Bid                       Priced at a Later Date             Not Included
------------------------------- ---------------------------------- -------------

            GOVERNMENT PRODUCT, PRICING, AND REVENUE SHARING SUMMARY


The initial startup fee of $100,000 is used to offset startup costs associated witty project management and conversion activity is transferring statewide contracts into the OrderLink(TM) service. IBM and the Sponsor will work together to drive maximum utilization of the OrderLink(TM) service throughout state and local governments including political subdivisions. At completion of the first 12 months of the contract, IBM shall rebate to the Sponsor, based on Total Revenue processed through the OrderLink(TM) service in Connecticut, an amount specified in the schedule below:

----------------------------------------------------------------------
       Total Revenue Processed            Rebate to the Sponsor
         through OrderLink(TM)
----------------------------------------------------------------------
        Less than $2,000,000                     $      0
----------------------------------------------------------------------
                  $2,000,000                     $ 25,000
----------------------------------------------------------------------
                  $4,000,000                     $ 50,000
----------------------------------------------------------------------
                  $8,000,000                     $ 60,000
----------------------------------------------------------------------
                 $10,000,000                     $ 65,000
----------------------------------------------------------------------
                 $12,000,000                     $ 75,000
----------------------------------------------------------------------
                 $14,000,000                     $ 80,000
----------------------------------------------------------------------
                 $17,000.000                     $ 85,000
----------------------------------------------------------------------
                 $20,000,000                     $ 90,000
----------------------------------------------------------------------
                 $22,000,000                     $100,000
----------------------------------------------------------------------

The interface design and development between OrderLink(TM) and the SAAAS system will be performed by IBM on a billable basis under the labor rates identified in this contract.

The following labor rate table defines the skill levels and rates that IBM will use in pricing consulting, system integration, and interface development for the state. The rates are listed in U.S. dollars and applicable to 1998.


                              LABOR RATE STRUCTURE

----------------------------------------------------- -------------------------
LABOR STRUCTURE                                               RATE/HOUR
----------------------------------------------------- -------------------------
Senior Consultant/Project Leader                                 228
----------------------------------------------------- -------------------------
Consultant                                                       195
----------------------------------------------------- -------------------------
Senior Programmer                                                169
----------------------------------------------------- -------------------------
Programmer/Analysts                                              163
----------------------------------------------------- -------------------------
Web Developer                                                    117
----------------------------------------------------- -------------------------
Clerical                                                          74
----------------------------------------------------- -------------------------


SUPPLIER PRICING:


             SUPPLIER PRODUCT, PRICING, AND REVENUE SHARING SUMMARY

------------------------------ -------------------------------------- ----------------------
Product                        Contract Price to Supplier             Sponsor Fee
------------------------------ -------------------------------------- ----------------------
OrderLink(TM)                  $395 - One Time Fee                    10% of OrderLink(TM)
                               2% of Sales (OrderLink(TM)             Transaction Fee)
                               Transaction Fee)
------------------------------ -------------------------------------- ----------------------
Consulting Services            See pricing tables; Labor Rate         N/A
                               Structure
------------------------------ -------------------------------------- ----------------------
World Source                   Price Not Included                     Not Included
------------------------------ -------------------------------------- ----------------------
World Bid                      Price Not Included                     Not Included
------------------------------ -------------------------------------- ----------------------

                                  ATTACHMENT C
                              REQUIRED DATA FORMAT

The required data format for Datamatrix to receive contract and vendor data is in ASCII fixed-field files, as specified below. Some fields/files below may not be applicable to all states. Character lengths can be adjusted, if necessary. Datamatrix will work with the sponsoring state to make necessary adjustments in the data files.

   =========================================   ======================================== ===========================================
                 VENDOR FILE                                CONTRACT FILE                             LINE ITEM FILE
   -----------------------------------------   ---------------------------------------- -------------------------------------------
   Vendor ID                     9 char        Contract Number               6 char     Contract Number            6 char
   -----------------------------------------   ---------------------------------------- -------------------------------------------
   Vendor Suffix                 3 char        Contract Name                 35 char    Line Item Number           4 char
   -----------------------------------------   ---------------------------------------- -------------------------------------------
   Vendor Name                   50 char       Effective Date                8 char     Commodity Code             11 char
                                               (YYYYMMDD)
   -----------------------------------------   ---------------------------------------- -------------------------------------------
   Address 1                     35 char       Expiration Date               8 char     Description                96 char
                                               (YYYYMMDD)
   -----------------------------------------   ---------------------------------------- -------------------------------------------
   Address 2                     35 char       Minimum Dollar Order          6 char     Unit Price                 9 char
                                                                                                                   (5 char for
                                                                                                                   dollars.  4
                                                                                                                   char for cents)
   -----------------------------------------   ---------------------------------------- -------------------------------------------
   City                          26 char       (blank)                       1 char     Unit of Measure            6 char
   -----------------------------------------   ---------------------------------------- -------------------------------------------
   State                         2 char        Restriction Type Code         1 char     (blank)                    8 char
   -----------------------------------------   ---------------------------------------- -------------------------------------------
   Zip                           5 char        (blank)                       1 char     Minimum Order Amount       6 char
   -----------------------------------------   ---------------------------------------- -------------------------------------------
   Zip Code Extension            4 char        Last Change Date              8 char     Minimum Order Quantity     6 char
                                               (YYYYMMDD)
   -----------------------------------------   ---------------------------------------- -------------------------------------------
   Contact Name                  30 char       Contract Status Code          3 char     Vendor ID                  9 char
   ----------------------------------------- ------------------------------------------ -------------------------------------------
   Area Code                     3 char        (blank)                       3 char     Vendor Suffix              3 char
   -----------------------------------------   ---------------------------------------- -------------------------------------------
   Phone                         7 char        Condition Number              3 char     Payment Term Number        3 char
   =========================================
                                               ---------------------------------------- -------------------------------------------
                                               (condition number can be                 Last Change Date           8 char
                                               repeated multiple times if               (YYYYMMDD)
                                               multiple conditions exist)
                                               ========================================
                                                                                        -------------------------------------------
                                                                                        Contract Status Code       1 char
                                                                                        -------------------------------------------
                                                                                        Contract Distributor Code  1 char
                                                                                        ===========================================



   =========================================   ======================================== ===========================================
            DISTRIBUTOR             FILE                 CONDITIONS            FILE              PAYMENT TERM             FILE
   -----------------------------------------   ---------------------------------------- -------------------------------------------
   Vendor ID                     9 char        Condition Number              3 char     Payment Term Number            3 char
   -----------------------------------------   ---------------------------------------- -------------------------------------------
   Vendor Suffix                 3 char        Condition Text                72 char    Payment Term Description       40 char
                                                                                        ===========================================
   -----------------------------------------   ----------------------------------------
   Distributor Code              1 char        (condition text can be repeated for
                                               longer text strings)
                                               ========================================
   -----------------------------------------
   Contract Number               6 char
   -----------------------------------------
   Distributor ID                9 char
   -----------------------------------------
   Distributor Suffix            3 char
   -----------------------------------------
   Distributor Name              50 char
   -----------------------------------------
   Distributor Address 1         35 char
   -----------------------------------------
   Distributor Address 2         35 char
   -----------------------------------------
   Distributor City              26 char
   -----------------------------------------
   Distributor State             2 char
   -----------------------------------------
   Distributor Zipcode           5 char
   -----------------------------------------
   Distributor Zip Extension     4 char
   -----------------------------------------
   Distributor Contact Name      30 char
   -----------------------------------------
   Distributor Area Code         3 char
   -----------------------------------------
   Distributor Phone             7 char
   =========================================

                                  ATTACHMENT D

                IBM CORPORATE SMALL BUSINESS SUBCONTRACTING PLAN




                             SEE ATTACHED DOCUMENT